UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

APRIL 30, 2018

2018 ANNUAL REPORT

iShares, Inc.

➢	iShares Asia/Pacific Dividend ETF | DVYA | NYSE Arca
➢	iShares Emerging Markets Dividend ETF | DVYE | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended April 30, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 14.16% in U.S. dollar terms for the reporting period.

The primary factor behind the positive performance of global stocks was improving global economic growth, particularly in the U.S., Europe, Japan, and China. With the exception of the U.S. Federal Reserve Bank (“Fed”), many of the world’s central banks maintained accommodative monetary policies, which helped set the stage for increased global economic activity. In addition, several key developing economies, including Brazil, Russia, and Argentina, emerged from recession during the reporting period.

Strengthening global economic growth led to rising corporate profits across most regions of the world in 2017, which was also supportive for global equity markets. Global earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, volatility in global equity markets increased in early 2018, leading to declines in many markets during the last three months of the reporting period. Rising global interest rates, a response to the improving economic environment, and signs of higher inflation weighed on global stocks. Concerns about escalating trade tensions between the U.S. and China, and the potential for a broader trade war, also contributed to the increased volatility in global equity markets.

Stocks in emerging markets returned approximately 22% in U.S. dollar terms for the reporting period, outperforming equities in developed markets. Emerging economies generally benefited from rising global trade, in addition to lower stock valuations and higher corporate earnings growth compared with developed market stocks. Emerging markets in Asia were the best performers, led by China and Thailand, while equity markets in the Middle East and Turkey trailed amid continued geopolitical conflict in the region.

Among developed markets, the Asia-Pacific region posted the best returns, gaining more than 17% in U.S. dollar terms for the reporting period. Singapore was the top-performing market in the region, benefiting from a continued recovery in the Singaporean economy. Japanese stocks also posted strong returns as the nation’s economic expansion reached eight consecutive quarters, its longest period of sustained economic growth in more than 20 years. Other Asian markets were supported by strong domestic and international demand for electronics and computer-related products.

European equity markets advanced by approximately 16% in U.S. dollar terms for the reporting period. European stocks benefited from robust corporate profit growth, outpacing the earnings growth of U.S. companies for the first time in a decade. Stock markets in Austria and Norway posted the strongest returns in Europe, while markets in Sweden and Switzerland declined slightly in U.S. dollar terms.

The U.S. stock market returned approximately 13% during the reporting period. U.S. stocks benefited from a stronger domestic economy, driven by healthy employment growth and a meaningful increase in manufacturing activity. In addition, U.S. income tax reform legislation, which lowered corporate tax rates, contributed to record profit growth for U.S. companies. Nonetheless, the U.S. market trailed most other regions of the world as the U.S. dollar depreciated against most foreign currencies, enhancing returns for non-U.S. markets when translated into U.S. dollar terms. The U.S. dollar’s depreciation occurred despite a series of interest rate increases by the Fed, which increased its short-term interest rate target to its highest level in a decade.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ASIA/PACIFIC DIVIDEND ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.19%	1.17%	2.48%	2.19%	1.17%	2.48%
5 Years	(0.44)%	(0.66)%	(0.21)%	(2.17)%	(3.28)%	(1.06)%
Since Inception	3.56%	3.42%	3.86%	24.20%	23.12%	26.40%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/23/12. The first day of secondary market trading was 2/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$988.10	$2.42	$1,000.00	$1,022.40	$2.46	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ASIA/PACIFIC DIVIDEND ETF

The iShares Asia/Pacific Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in Asia/Pacific developed markets, as represented by the Dow Jones Asia/Pacific Select Dividend 30 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 2.19%, net of fees, while the total return for the Index was 2.48%.

On a country-specific basis, high dividend-paying stocks in Hong Kong were strong contributors to the Index’s return for the reporting period, driven by considerable inflows from investors in mainland China. Many stocks in the region are dual listed, meaning they are available on both mainland China and Hong Kong exchanges. But stocks on the Hong Kong exchange have traditionally sold at a discount to their mainland prices, which attracted investors during the reporting period. The market for initial public offerings in Hong Kong was particularly robust, evidenced by an 82% annualized increase in the first quarter of 2018. Additionally, dividend stocks of companies tied to Hong Kong’s export-driven economy were buoyed by the country’s 8% year-over-year increase in export growth and its lowest jobless rate in 20 years.

Australian stocks with high dividend payments, which comprised approximately 50% of the Index on average, contributed modestly to its performance. Australian companies posted their highest corporate profits since the financial crisis, and paid the highest dividend yields of any developed country. However, the performance of the nation’s financials sector declined amid allegations of misconduct by its four largest banks. New Zealand was the only country to detract from the Index’s return, as the country’s banks were hindered by ties to Australian lenders. New Zealand media companies were another source of weakness for the Index’s performance.

On a sector basis, the real estate sector was a major contributor to the Index’s performance. The performance of real estate stocks in the region was supported by an accelerating global economy, thriving merger-and-acquisition activity, and low stock valuations relative to their history. In the industrials sector, construction and engineering stocks performed well, reporting significant revenue growth on rising global demand for infrastructure projects. The materials sector also contributed, as metals and mining stocks rose in conjunction with higher prices for commodities during the reporting period. Consumer discretionary stocks detracted from the Index’s return, due primarily to a major media company that cut its interim dividend in half while its subscriber base eroded.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Consumer Discretionary	22.78%
Financials	22.74
Telecommunication Services	19.86
Industrials	8.81
Real Estate	7.02
Utilities	6.66
Materials	6.45
Energy	2.84
Information Technology	2.84

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 4/30/18

Country	Percentage of Total Investments*

Australia	48.91%
Hong Kong	28.81
New Zealand	12.35
Singapore	7.01
Japan	2.92

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS DIVIDEND ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.50%	8.91%	10.92%	10.50%	8.91%	10.92%
5 Years	(0.30)%	(0.66)%	(0.31)%	(1.49)%	(3.27)%	(1.54)%
Since Inception	0.19%	0.01%	0.17%	1.17%	0.07%	1.06%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/23/12. The first day of secondary market trading was 2/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,024.40	$2.46	$1,000.00	$1,022.40	$2.46	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS DIVIDEND ETF

The iShares Emerging Markets Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in emerging markets, as represented by the Dow Jones Emerging Markets Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 10.50%, net of fees, while the total return for the Index was 10.92%.

From a country perspective, dividend paying stocks in China were the largest contributors to the Index’s return during the reporting period, driven by solid economic growth, domestic consumption, and property sales. Growth in exports remained resilient despite escalating trade tensions with the U.S. Although investors remained concerned about an economic slowdown, the Chinese government provided reassurance that it could shift monetary policy in an effort to control such deceleration.

Dividend stocks in Taiwan were solid contributors to the Index’s performance. The export-driven economy benefited from solid demand for technology-related exports and machinery, as well as rising domestic consumption and government spending. Thailand and South Africa also contributed meaningfully to the Index’s return. Thailand’s stock market reached an all-time high as tourism and manufacturing drove economic expansion. South African equities advanced on a stronger South African rand, optimism surrounding the election of a pro-business leader, and growing investment from abroad.

Brazil was the largest detractor from the Index’s return, as the impact of economic recession, political uncertainty, and corruption continued to weigh on performance. However, signs of economic growth, rising business confidence, and an increase in the price of commodities helped Brazilian equities begin to recover in the second half of the reporting period, as the country’s lengthy recession came to an end.

On a sector basis, financials was the strongest contributor to the Index’s return for the reporting period. Bank stocks drove sector performance, as economic growth generally improved and governments worked to reduce risk in banking systems. The real estate sector also contributed meaningfully to the Index’s performance. In China, real estate management and development stocks advanced on an increase in construction, industry consolidation, and optimism that local governments may ease restrictions designed to slow the rapid growth in housing prices. On the downside, the consumer staples sector detracted from the Index’s performance, driven largely by select tobacco stocks, which faced increased international regulations and strong illegal cigarette sales.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*

Utilities	15.35%
Real Estate	15.16
Information Technology	13.76
Financials	12.40
Telecommunication Services	11.09
Materials	10.36
Consumer Discretionary	8.18
Energy	5.75
Industrials	5.28
Consumer Staples	2.67

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 4/30/18

Country	Percentage of Total Investments*

Taiwan	25.61%
Russia	16.07
China	11.90
Thailand	8.86
Brazil	8.75
South Africa	5.49
Malaysia	4.63
Qatar	3.76
United Arab Emirates	2.56
Mexico	2.36

TOTAL	89.99%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2017 and held through April 30, 2018, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ASIA/PACIFIC DIVIDEND ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.61%

AUSTRALIA — 48.72%
Amcor Ltd./Australia	89,650	$929,140
AusNet Services	1,015,570	1,318,557
Australia & New Zealand Banking Group Ltd.	61,032	1,236,518
Bendigo & Adelaide Bank Ltd.	179,219	1,436,710
Commonwealth Bank of Australia	23,429	1,270,164
Fortescue Metals Group Ltd.	472,851	1,627,607
Harvey Norman Holdings Ltd.	497,553	1,322,034
Monadelphous Group Ltd.	77,749	947,824
National Australia Bank Ltd.	69,051	1,508,964
Suncorp Group Ltd.	120,749	1,277,886
Sydney Airport	249,509	1,342,877
Tabcorp Holdings Ltd.	341,905	1,130,421
Telstra Corp. Ltd.	640,675	1,537,890
Westpac Banking Corp.	63,805	1,379,394
Woodside Petroleum Ltd.	46,321	1,126,585

		19,392,571
HONG KONG — 28.69%
Giordano International Ltd.	3,774,000	2,317,801
Hang Seng Bank Ltd.	35,700	907,937
HK Electric Investments & HK Electric Investments Ltd.[a]	1,422,500	1,323,129
Kerry Properties Ltd.	195,500	939,107
New World Development Co. Ltd.	646,000	954,812
NWS Holdings Ltd.	608,000	1,202,327
PCCW Ltd.	2,840,000	1,762,278
Sino Land Co. Ltd.	514,000	889,385
VTech Holdings Ltd.	91,800	1,124,655

		11,421,431
JAPAN — 2.91%
Nissan Motor Co. Ltd.	109,900	1,156,499

		1,156,499
NEW ZEALAND — 12.31%
Sky Network Television Ltd.	1,153,538	1,853,145
SKYCITY Entertainment Group Ltd.	437,954	1,249,759
Spark New Zealand Ltd.	736,662	1,795,920

		4,898,824
SINGAPORE — 6.98%
Singapore Telecommunications Ltd.	499,000	1,326,596
StarHub Ltd.[b]	847,582	1,453,126

		2,779,722

TOTAL COMMON STOCKS
(Cost: $43,041,523)		39,649,047

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.95%

MONEY MARKET FUNDS — 0.95%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	370,188	$370,225
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	5,356	5,356

		375,581

TOTAL SHORT-TERM INVESTMENTS
(Cost: $375,545)		375,581

TOTAL INVESTMENTS IN SECURITIES — 100.56%
(Cost: $43,417,068)		40,024,628
Other Assets, Less Liabilities — (0.56)%		(221,501)

NET ASSETS — 100.00%		$39,803,127

[a]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® ASIA/PACIFIC DIVIDEND ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased	Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,459,016	—	(1,088,828)[b]	370,188	$370,225	$17,311	[c]	$(569)	$(150)
BlackRock Cash Funds: Treasury, SL Agency Shares	7,107	—	(1,751)[b]	5,356	5,356	262		—	—

					$375,581	$17,573		$(569)	$(150)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$39,649,047	$—	$—	$39,649,047
Money market funds	375,581	—	—	375,581

Total	$40,024,628	$—	$—	$40,024,628

See notes to financial statements.

12	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS DIVIDEND ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 95.73%

BRAZIL — 6.41%
AES Tiete Energia SA NVS	1,706,000	$5,576,282
CCR SA	1,071,600	3,674,724
EDP — Energias do Brasil SA	792,200	3,154,990
Engie Brasil Energia SA	425,000	4,507,484
Multiplus SA	720,600	5,909,098
Transmissora Alianca de Energia Eletrica SA NVS	1,058,600	6,462,022

		29,284,600
CHINA — 11.84%
Agile Group Holdings Ltd.	1,260,000	2,510,929
Agricultural Bank of China Ltd. Class H	6,378,000	3,624,487
Bank of China Ltd. Class H	6,916,000	3,789,227
China Construction Bank Corp. Class H	3,056,000	3,239,693
China Power International Development Ltd.	27,337,999	7,349,814
Guangzhou R&F Properties Co. Ltd. Class H	2,009,200	4,833,396
Huadian Power International Corp. Ltd. Class Ha	12,514,000	5,102,386
Huaneng Power International Inc. Class H	8,090,000	5,380,792
Industrial & Commercial Bank of China Ltd. Class H	3,622,000	3,221,299
Seaspan Corp.[a]	1,070,612	8,233,006
Shenzhen Investment Ltd.	8,624,000	3,505,311
Zhejiang Expressway Co. Ltd. Class H	3,204,000	3,302,693

		54,093,033
CZECH REPUBLIC — 1.86%
CEZ AS	197,548	5,064,040
Komercni Banka AS	79,648	3,446,840

		8,510,880
GREECE — 1.17%
OPAP SA	445,737	5,347,694

		5,347,694
INDIA — 0.62%
Oil & Natural Gas Corp. Ltd.	100	270
Reliance Industries Ltd. GDR NVS[b]	97,664	2,822,490

		2,822,760

Security	Shares	Value
INDONESIA — 2.21%
Bank Pembangunan Daerah Jawa Timur Tbk PT	91,475,300	$4,701,156
Indo Tambangraya Megah Tbk PT	3,174,000	5,395,515

		10,096,671
MALAYSIA — 4.61%
Berjaya Sports Toto Bhd	8,636,813	4,622,737
British American Tobacco Malaysia Bhd	647,800	4,045,138
Malayan Banking Bhd	1,628,000	4,473,006
Sime Darby Bhd	7,992,100	5,438,743
Telekom Malaysia Bhd[a]	1,830,000	2,472,028

		21,051,652
MEXICO — 2.35%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand Class Ba	3,243,300	4,786,687
Nemak SAB de CVb	7,885,400	5,923,869

		10,710,556
PHILIPPINES — 1.63%
Globe Telecom Inc.	124,910	3,717,164
PLDT Inc.	132,025	3,732,453

		7,449,617
POLAND — 0.52%
Powszechny Zaklad Ubezpieczen SA	193,314	2,368,045

		2,368,045
QATAR — 3.75%
Barwa Real Estate Co.	919,793	8,886,707
Doha Bank QPSC	75,840	561,524
United Development Co. QSC	1,919,711	7,660,375

		17,108,606
RUSSIA — 14.48%
Alrosa PJSC	5,070,400	7,214,829
Federal Grid Co. Unified Energy System PJSC	2,139,000,000	5,960,947
MegaFon PJSC GDR[c,d]	289,510	2,563,611
MegaFon PJSC New GDR[c]	2,616	22,445
MMC Norilsk Nickel PJSC	23,211	3,985,727
Mobile TeleSystems PJSC ADR NVS	373,812	3,925,026

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS DIVIDEND ETF

April 30, 2018

Security	Shares	Value
Moscow Exchange MICEX-RTS PJSC	2,653,020	$5,086,921
Novolipetsk Steel PJSC GDR	267,260	6,855,219
PhosAgro PJSC GDR NVS[c]	201,864	2,910,879
Rostelecom PJSC	5,156,820	5,378,268
Severstal PJSC	589,880	9,478,260
Tatneft PJSC	673,300	7,174,487
Unipro PJSC	127,194,000	5,606,779

		66,163,398
SOUTH AFRICA — 5.47%
Coronation Fund Managers Ltd.	596,155	3,542,427
Foschini Group Ltd. (The)	127,183	2,190,395
MTN Group Ltd.	407,811	4,091,259
RMB Holdings Ltd.	415,977	2,611,738
Telkom SA SOC Ltd.	1,366,890	6,221,423
Truworths International Ltd.	360,438	2,959,439
Woolworths Holdings Ltd./South Africa	653,518	3,363,455

		24,980,136
TAIWAN — 25.49%
Arcadyan Technology Corp.	2,990,000	5,730,080
Asia Cement Corp.	2,616,000	2,807,294
Asustek Computer Inc.	464,000	4,359,826
Casetek Holdings Ltd.	888,660	2,192,628
Chong Hong Construction Co. Ltd.	1,617,000	4,716,580
Chunghwa Telecom Co. Ltd.	860,000	3,284,606
Far EasTone Telecommunications Co. Ltd.	1,509,000	3,998,634
Farglory Land Development Co. Ltd.	7,674,263	8,429,978
Highwealth Construction Corp.	5,202,500	8,053,487
Huaku Development Co. Ltd.	2,205,000	5,112,568
Inventec Corp.	5,886,475	4,486,506
Makalot Industrial Co. Ltd.	775,829	3,749,803
Merry Electronics Co. Ltd.	1,083,000	5,033,123
Mitac Holdings Corp.	4,830,000	5,248,492
Novatek Microelectronics Corp.	846,000	3,574,265
President Chain Store Corp.	560,000	5,536,309
Radiant Opto-Electronics Corp.	1,438,000	2,993,960
Simplo Technology Co. Ltd.	659,600	3,711,943
Sitronix Technology Corp.	1,840,000	5,298,633
Supreme Electronics Co. Ltd.	6,210,000	6,685,093
Systex Corp.	2,724,000	5,910,831
Taiwan Cement Corp.	2,192,000	3,026,488
Taiwan Mobile Co. Ltd.	860,000	3,182,871

Security	Shares	Value
TSRC Corp.	1,952,925	$1,973,618
Wistron NeWeb Corp.	1,131,633	2,669,731
WPG Holdings Ltd.	3,465,000	4,690,425

		116,457,772
THAILAND — 8.82%
Advanced Info Service PCL NVDR	408,400	2,691,610
Charoen Pokphand Foods PCL NVDR	3,313,600	2,561,845
Glow Energy PCL NVDR	1,875,200	5,124,715
Jasmine International PCL NVDR[a]	27,836,800	5,159,863
Kiatnakin Bank PCL NVDR	2,141,900	5,005,232
Land & Houses PCL NVDR	14,841,400	5,172,858
PTT Global Chemical PCL NVDR	1,134,300	3,522,224
Sansiri PCL NVDR	81,297,266	4,327,611
Siam Cement PCL (The) NVDR	194,700	2,887,186
Thai Oil PCL NVDR	1,283,800	3,833,909

		40,287,053
TURKEY — 1.95%
Eregli Demir ve Celik Fabrikalari TAS	971,885	2,428,965
Tofas Turk Otomobil Fabrikasi AS	508,334	3,128,594
Turk Traktor ve Ziraat Makineleri AS	225,498	3,355,914

		8,913,473
UNITED ARAB EMIRATES — 2.55%
DAMAC Properties Dubai Co. PJSC	7,577,791	5,714,572
Dubai Islamic Bank PJSC	3,969,388	5,943,573

		11,658,145

TOTAL COMMON STOCKS
(Cost: $430,122,674)		437,304,091

PREFERRED STOCKS — 3.82%

BRAZIL — 2.30%
Cia. Energetica de Minas Gerais NVS, Preference Shares	2,023,673	4,908,758
Cia. Paranaense de Energia NVS, Preference Shares	729,564	5,603,985

		10,512,743
RUSSIA — 1.52%
Bashneft PJSC NVS, Preference Shares	237,195	6,911,446

		6,911,446

TOTAL PREFERRED STOCKS
(Cost: $17,609,511)		17,424,189

14	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS DIVIDEND ETF

April 30, 2018

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.33%

MONEY MARKET FUNDS — 2.33%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[e,f,g]	10,155,601	$10,156,616
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[e,f]	504,263	504,263

		10,660,879

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,660,824)		10,660,879

Value

TOTAL INVESTMENTS IN SECURITIES — 101.88%
(Cost: $458,393,009)	$465,389,159
Other Assets, Less Liabilities — (1.88)%	(8,572,422)

NET ASSETS — 100.00%	$456,816,737

ADR  —   American Depositary Receipts

GDR  —   Global Depositary Receipts

NVDR  —   Non-Voting Depositary Receipts

NVS  —   Non-Voting Shares

[a]	All or a portion of this security is on loan.
[b]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Non-income producing security.
[e]	Affiliate of the Fund.
[f]	Annualized 7-day yield as of period end.
[g]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,333,570	3,822,031	[b]	—	10,155,601	$10,156,616	$89,345	[c]	$1,066	$(2,036)
BlackRock Cash Funds: Treasury, SL Agency Shares	122,185	382,078	[b]	—	504,263	504,263	9,085		—	—

						$10,660,879	$98,430		$1,066	$(2,036)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2018 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	32	Jun 2018	$1,844	$(60,382)

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS DIVIDEND ETF

April 30, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$420,195,485	$17,108,606	$—	$437,304,091
Preferred stocks	17,424,189	—	—	17,424,189
Money market funds	10,660,879	—	—	10,660,879

Total	$448,280,553	$17,108,606	$—	$465,389,159

Derivative financial instruments[a]
Liabilities
Futures contracts	$(60,382)	$—	$—	$(60,382)

Total	$(60,382)	$—	$—	$(60,382)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

16	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

April 30, 2018

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$43,041,523	$447,732,185
Affiliated (Note 2)	375,545	10,660,824

Total cost of investments in securities	$43,417,068	$458,393,009

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$39,649,047	$454,728,280
Affiliated (Note 2)	375,581	10,660,879
Foreign currency, at value[b]	132,451	1,255,203
Cash pledged to broker for futures contracts	—	85,000
Receivables:
Dividends and interest	112,108	1,071,881

Total Assets	40,269,187	467,801,243

LIABILITIES
Payables:
Investment securities purchased	79,707	629,625
Collateral for securities on loan (Note 1)	370,440	10,153,935
Futures variation margin	—	15,200
Investment advisory fees (Note 2)	15,913	185,746

Total Liabilities	466,060	10,984,506

NET ASSETS	$39,803,127	$456,816,737

Net assets consist of:
Paid-in capital	$50,466,861	$529,165,456
Undistributed of net investment income	157,359	929,937
Accumulated net realized loss	(7,426,407)	(80,074,179)
Net unrealized appreciation (depreciation)	(3,394,686)	6,795,523

NET ASSETS	$39,803,127	$456,816,737

Shares outstanding[c]	850,000	10,900,000

Net asset value per share	$46.83	$41.91

[a]	Securities on loan with values of $352,831 and $5,295,858, respectively. See Note 1.
[b]	Cost of foreign currency: $133,035 and $1,381,484, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Operations

iSHARES®, INC.

Year ended April 30, 2018

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,183,841	$18,772,373
Dividends — affiliated (Note 2)	262	9,085
Securities lending income — affiliated — net (Note 2)	17,311	89,345

	2,201,414	18,870,803
Less: Other foreign taxes (Note 1)	—	(1,288)

Total investment income	2,201,414	18,869,515

EXPENSES
Investment advisory fees (Note 2)	206,821	1,881,171
Proxy fees	1,000	6,523
Commitment fees (Note 8)	—	139

Total expenses	207,821	1,887,833

Net investment income	1,993,593	16,981,682

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	510,398	9,419,340
Investments — affiliated (Note 2)	(569)	1,066
In-kind redemptions — unaffiliated	334,840	12,590,118
Futures contracts	—	103,492
Foreign currency transactions	2,428	(14,721)

Net realized gain	847,097	22,099,295

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(1,915,191)	(8,090,674)
Investments — affiliated (Note 2)	(150)	(2,036)
Futures contracts	—	(60,382)
Translation of assets and liabilities in foreign currencies	(1,620)	(155,874)

Net change in unrealized appreciation/depreciation	(1,916,961)	(8,308,966)

Net realized and unrealized gain (loss)	(1,069,864)	13,790,329

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$923,729	$30,772,011

[a]	Net of foreign withholding tax of $85,878 and $2,410,314, respectively.

See notes to financial statements.

18	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Asia/Pacific Dividend ETF		iShares Emerging Markets Dividend ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,993,593	$3,308,931	$16,981,682	$9,644,028
Net realized gain	847,097	4,255,598	22,099,295	997,527
Net change in unrealized appreciation/depreciation	(1,916,961)	616,706	(8,308,966)	33,293,861

Net increase in net assets resulting from operations	923,729	8,181,235	30,772,011	43,935,416

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,084,792)	(3,170,341)	(17,865,271)	(9,244,146)

Total distributions to shareholders	(2,084,792)	(3,170,341)	(17,865,271)	(9,244,146)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	87,683,305	177,446,391	188,728,446
Cost of shares redeemed	(4,766,094)	(103,206,971)	(32,468,568)	(76,898,000)

Net increase (decrease) in net assets from capital share transactions	(4,766,094)	(15,523,666)	144,977,823	111,830,446

INCREASE (DECREASE) IN NET ASSETS	(5,927,157)	(10,512,772)	157,884,563	146,521,716

NET ASSETS
Beginning of year	45,730,284	56,243,056	298,932,174	152,410,458

End of year	$39,803,127	$45,730,284	$456,816,737	$298,932,174

Undistributed net investment income included in net assets at end of year	$157,359	$105,631	$929,937	$172,204

SHARES ISSUED AND REDEEMED
Shares sold	—	1,900,000	4,150,000	5,150,000
Shares redeemed	(100,000)	(2,250,000)	(750,000)	(2,150,000)

Net increase (decrease) in shares outstanding	(100,000)	(350,000)	3,400,000	3,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	19

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Asia/Pacific Dividend ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$48.14	$43.26	$50.11	$57.27	$61.76

Income from investment operations:
Net investment income[a]	2.30	2.46	2.13	2.38	2.61
Net realized and unrealized gain (loss)[b]	(1.21)	4.38	(6.69)	(6.85)	(4.04)

Total from investment operations	1.09	6.84	(4.56)	(4.47)	(1.43)

Less distributions from:
Net investment income	(2.40)	(1.96)	(2.23)	(2.69)	(3.06)
Return of capital	—	—	(0.06)	—	—

Total distributions	(2.40)	(1.96)	(2.29)	(2.69)	(3.06)

Net asset value, end of year	$46.83	$48.14	$43.26	$50.11	$57.27

Total return	2.19%	16.13%	(8.74)%	(8.04)%	(1.78)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$39,803	$45,730	$56,243	$55,120	$48,676
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	4.72%	5.38%	5.03%	4.47%	4.77%
Portfolio turnover rate[c]	21%	37%	32%	40%	33%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

20	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Emerging Markets Dividend ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$39.86	$33.87	$45.99	$48.33	$53.80

Income from investment operations:
Net investment income[a]	1.86	1.52	1.83	2.00	1.96
Net realized and unrealized gain (loss)[b]	2.24	6.06	(12.13)	(2.45)	(5.18)

Total from investment operations	4.10	7.58	(10.30)	(0.45)	(3.22)

Less distributions from:
Net investment income	(2.05)	(1.59)	(1.76)	(1.89)	(2.25)
Return of capital	—	—	(0.06)	—	—

Total distributions	(2.05)	(1.59)	(1.82)	(1.89)	(2.25)

Net asset value, end of year	$41.91	$39.86	$33.87	$45.99	$48.33

Total return	10.50%	23.22%	(22.45)%	(0.91)%	(5.86)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$456,817	$298,932	$152,410	$211,562	$178,838
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees	0.49%	0.52%	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets	4.42%	4.23%	5.31%	4.42%	4.01%
Portfolio turnover rate[c]	55%	68%	67%	59%	44%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended April 30, 2018, April 30, 2017, April 30, 2016, April 30, 2015 and April 30, 2014 were 54%, 54%, 55%, 43% and 39%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Asia/Pacific Dividend	Non-diversified
Emerging Markets Dividend	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

22	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2018 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2018, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and

24	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2018 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Asia/Pacific Dividend
Morgan Stanley & Co. LLC	$352,831	$352,831	$—

Emerging Markets Dividend
Barclays Capital Inc.	$1,183,491	$1,183,491	$—
Credit Suisse Securities (USA) LLC	51,523	51,523	—
Deutsche Bank AG	553,842	553,842	—
Deutsche Bank Securities Inc.	614,846	614,846	—
Goldman Sachs & Co.	263,493	263,493	—
JPMorgan Securities LLC	1,126,871	1,126,871	—
Morgan Stanley & Co. LLC	85,947	85,947	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	569,245	569,245	—
SG Americas Securities LLC	846,600	846,600	—

	$5,295,858	$5,295,858	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the iShares Asia/Pacific Dividend ETF, BFA is entitled to an annual investment advisory fee of 0.49%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares Emerging Markets Dividend ETF, BFA is entitled to an annual investment advisory fee of 0.49%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, a fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through August 31, 2022 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal

26	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2018, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Asia/Pacific Dividend	$4,622
Emerging Markets Dividend	21,994

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2018, the purchase and sales transactions executed by the iShares Emerging Markets Dividend ETF pursuant to Rule 17a-7 under the 1940 Act were $704,764 and $8,012,734, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares Emerging Markets Dividend ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2018 were as follows:

iShares ETF	Purchases	Sales
Asia/Pacific Dividend	$8,850,031	$9,173,404
Emerging Markets Dividend	304,473,949	207,777,929

In-kind transactions (see Note 4) for the year ended April 30, 2018 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Asia/Pacific Dividend	$—	$4,530,007
Emerging Markets Dividend	78,231,556	30,190,555

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract. Such receipts or payments are known as variation margin and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or

28	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares Emerging Markets Dividend ETF as of April 30, 2018 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation (depreciation)[a]	$60,382

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares Emerging Markets Dividend ETF during the year ended April 30, 2018 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts	$103,492	$(60,382)

The following table shows the average quarter-end balances of open futures contracts for the iShares Emerging Markets Dividend ETF for the year ended April 30, 2018:

Average notional value of contracts purchased	$729,230

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES®, INC.

by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

30	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

April 30, 2018, attributable to foreign currency transactions, passive foreign investment companies, the characterization of corporate actions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Asia/Pacific Dividend	$288,341	$142,927	$(431,268)
Emerging Markets Dividend	12,359,490	1,641,322	(14,000,812)

The tax character of distributions paid during the years ended April 30, 2018 and April 30, 2017 was as follows:

iShares ETF	2018	2017
Asia/Pacific Dividend
Ordinary income	$2,084,792	$3,170,341

Emerging Markets Dividend
Ordinary income	$17,865,271	$9,244,146

As of April 30, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Asia/Pacific Dividend	$157,359	$(6,790,092)	$(4,031,001)	$(10,663,734)
Emerging Markets Dividend	929,937	(69,419,543)	(3,859,113)	(72,348,719)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the characterization of corporate actions.

As of April 30, 2018, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Asia/Pacific Dividend	$6,790,092
Emerging Markets Dividend	69,419,543

For the year ended April 30, 2018, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Asia/Pacific Dividend	$783,418
Emerging Markets Dividend	11,308,354

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES®, INC.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia/Pacific Dividend	$44,053,383	$1,649,630	$(5,678,385)	$(4,028,755)
Emerging Markets Dividend	469,108,027	33,822,606	(37,541,474)	(3,718,868)

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8.	LINE OF CREDIT

The iShares Emerging Markets Dividend ETF, along with certain other iShares funds, is a party to a $275 million credit agreement with State Street Bank and Trust Company, which expires on October 24, 2018. The Fund became a party to the credit agreement effective October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The Fund did not borrow under the credit agreement during the year ended April 30, 2018.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds

32	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

(collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	33

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF (two of the funds constituting iShares Inc., hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018 and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

34	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2018:

iShares ETF	Qualified Dividend Income
Asia/Pacific Dividend	$1,534,754
Emerging Markets Dividend	11,451,163

For the fiscal year ended April 30, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Asia/Pacific Dividend	$2,269,719	$85,878
Emerging Markets Dividend	22,495,630	2,411,035

TAX INFORMATION	35

Supplemental Information (Unaudited)

iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Asia/Pacific Dividend	$2.396791	$—	$—	$2.396791	100%	—%	—%	100%
Emerging Markets Dividend	1.972344	—	0.075579	2.047923	96	—	4	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

36	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Asia/Pacific Dividend ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	9	0.68
Greater than 1.0% and Less than 1.5%	50	3.79
Greater than 0.5% and Less than 1.0%	211	15.98
Greater than 0.0% and Less than 0.5%	518	39.23
At NAV	9	0.68
Less than 0.0% and Greater than –0.5%	351	26.59
Less than –0.5% and Greater than –1.0%	116	8.79
Less than –1.0% and Greater than –1.5%	32	2.42
Less than –1.5% and Greater than –2.0%	12	0.91
Less than –2.0% and Greater than –2.5%	8	0.61
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08

	1,320	100.00%

SUPPLEMENTAL INFORMATION	37

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares Emerging Markets Dividend ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.08%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	3	0.23
Greater than 1.5% and Less than 2.0%	9	0.68
Greater than 1.0% and Less than 1.5%	52	3.94
Greater than 0.5% and Less than 1.0%	274	20.75
Greater than 0.0% and Less than 0.5%	495	37.49
At NAV	8	0.61
Less than 0.0% and Greater than –0.5%	294	22.26
Less than –0.5% and Greater than –1.0%	123	9.32
Less than –1.0% and Greater than –1.5%	43	3.26
Less than –1.5% and Greater than –2.0%	8	0.61
Less than –2.0% and Greater than –2.5%	5	0.38
Less than –2.5% and Greater than –3.0%	3	0.23
Less than –3.0%	1	0.08

	1,320	100.00%

38	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 357 funds (as of April 30, 2018) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as members of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (61)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (47)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	39

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).
Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

40	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	41

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

42	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	43

Notes:

44	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	45

Notes:

46	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-407-0418

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the two series of the registrant for which the fiscal year-end is April 30, 2018 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $31,000 for the fiscal year ended April 30, 2017 and $31,200 for the fiscal year ended April 30, 2018.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2017 and April 30, 2018 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $7,562 for the fiscal year ended April 30, 2017 and $7,562 for the fiscal year ended April 30, 2018. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)	All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2017 and April 30, 2018 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $7,562 for the fiscal year ended April 30, 2017 and $7,562 for the fiscal year ended April 30, 2018.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a)	The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: June 29, 2018

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 29, 2018